Exhibit 99.1

2011 PRESIDENT’S ANNUAL MEETING REPORT TO SHAREHOLDERS

June 16, 2011

At the 2010 Annual Shareholders Meeting, I began my remarks by apologizing for the boring nature of my message. I commented that our Company had not changed much from year to year. Our focus on core deposits and quality loans does not give rise to rapid growth.

From outward appearances, you might think that very little has changed at our Company since that meeting. The Company’s total assets remain virtually unchanged. However, if you look beyond growth in total assets, you will see some significant changes in our balance sheet and in our quarterly income during 2010 and early 2011.

The most recent public data for our Company is for the quarter ending March 31, 2011. Let’s take a quick look at our financial performance as of that date. For convenience, I will use approximate numbers in many parts of this report.

First, from March 31, 2010 to March 31, 2011, the Company’s total assets only increased by $3.5 million. So, it might appear that there has been very little change at our Company over this period of time.

Also, our average core deposits increased by approximately $9.6 million from $170 million for the quarter ending March 31, 2010 to $179.6 million for the quarter ending March 31, 2011, an increase of 5.6%. This increase is certainly not extraordinary. However, within this increase, our average noninterest-bearing deposits for the respective quarters as a percentage of average total deposits grew from 32.7% to 36.5%, and that is a significant change in our core funding.

During the same period of time, we grew our loan portfolio from $178.5 million to $214.5 million, an increase of approximately $36.0 million, or 20.2%. We funded this increase in our loan portfolio by reducing the size of our securities portfolio and cash equivalents by a total of $32.6 million.

The net effect of this increase in our noninterest-bearing deposits and this shift from securities and cash equivalents to loans was to improve our net interest margin by 48 basis points from 3.85% in the first quarter of 2010 to 4.33% in the first quarter of 2011.

These balance sheet changes also improved our earnings. The Company had net income of $560,000 in the first quarter of 2011 compared to net income of $361,000 in the first quarter of 2010, an increase of 55.1%. For the twelve-month period ending March 31, 2011, the Company had net income of $2,285,000 compared to net income of $1,262,000 for the prior twelve-month period ending March 31, 2010, an increase of 81.1%. In my opinion, an 81.1% improvement in net income over consecutive twelve-month periods is anything but boring.

Furthermore, the substantial increase in our loan portfolio has had no impact on our asset quality. At March 31, 2010, the Company had total nonperforming assets of $310,000, and at March 31, 2011, the Company had total nonperforming assets of $263,000 consisting only of a potential branch site that the Company owns but has decided not to utilize.

Another significant development in the first quarter of 2011 was our first partial redemption of the preferred stock the Company issued to the United States Treasury in 2009 under the TARP Capital Purchase Program.

The funds for this initial redemption came entirely from our existing financial resources. We plan to continue to retire our outstanding preferred stock over time from our internal resources to have the ongoing benefits of high levels of capital without dilution to our existing common shareholders.

For the remainder of 2011, we will continue our efforts to generate loans and core deposits, while also pursuing several important new initiatives. As I stated in the President’s message in our Annual Report, we will attempt to add several new commercial lenders who have the capability to generate and underwrite the types of business loans that are consistent with our strategic plan. We are pleased to announce that Jeff Creekmore recently joined our Bank as Senior Vice President and Commercial Lending Officer. Jeff is well known in our community and is an outstanding addition to our commercial lending team with his dual background in accounting and business lending.

We will continue to search for at least one additional commercial lender who has the capacity and willingness to do the work that is necessary for the proper underwriting of business loans. This may not sound too difficult, but let me assure you that it is. The massive loan losses at banks of all sizes is compelling evidence that proper loan underwriting is a lost art for the vast majority of the current crop of commercial lenders.

In addition, we have applied to the United States Treasury to participate in the new Small Business Lending Fund. Our plan is to refinance our existing preferred stock under the TARP Capital Purchase Program with new preferred stock to be issued under the Small Business Lending Fund. This new preferred stock would afford us the opportunity to reduce the dividend on our preferred stock from five percent to as low as one percent if we achieve certain objectives in small business lending. This reduction in dividend payments by itself would generate significant increases in our earnings per share because earnings per share are calculated from net income remaining after the payment of dividends on preferred stock. We currently expect that the approval of our application and the exchange of preferred stock will occur no later than the end of the third quarter of this year.

Looking beyond 2011, we are starting to analyze potential significant changes to our banking operations as community banking continues to evolve rapidly and regulatory burdens continue to increase.

The Dodd-Frank Act has had and will have a tremendous impact on our Company. Over the short run, we realized a significant benefit from the reduction in our FDIC deposit insurance premiums. However, over the longer term, the Dodd-Frank Act and the regulations it will spawn will increase dramatically the cost of regulatory compliance as well as the complexity of such compliance. The full extent of these regulatory burdens is beyond our capabilities to estimate at this time, but we have no doubt that these burdens will place stress on our operations and expenses. We must make changes in our banking operations to minimize the adverse impact on our Company from these new regulations.

Of course, we have great experience both in managing change and controlling operating expenses. A look back supports these propositions.

After my arrival at the Company in early 2005, we undertook a dramatic transformation of the Company to focus on small business lending and core deposits. This program quickly increased our operating expenses as we added new branches, new technology, and new

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personnel. However, after this initial surge in operating expenses under the new strategic plan, we have largely kept our overall operating expenses in check. Comparing our operating expenses for the first quarter of 2007 with our operating expenses for the first quarter of 2011, but excluding FDIC deposit insurance premiums, our expenses increased by only $49,000, or 2.52%, from $1,944,000 to $1,993,000. This small increase in our operating expenses over four years is truly remarkable. The reason that I exclude the FDIC deposit insurance premiums from these calculations is that they are a very large expense for the Company today over which we have no control.

Digging deeper, the Company had 74 full-time-equivalent employees and five branches at March 31, 2007 but had only 57 full-time-equivalent employees with six branches at March 31, 2011. This reduction in staff occurred even with substantial growth in our core deposits and the opening of our new Corporate Headquarters and our three new banking centers in the Financial District, Lynnhaven and Hilltop areas.

What we did over this period of time was to simplify our Company and increase our focus on our core clients. This has allowed us to grow our balance sheet and add modern facilities and technology while simultaneously reducing our overall number of employees. I doubt that many community banks can tell their shareholders that their operating expenses other than FDIC insurance premiums have only increased by 2.52% from the first quarter of 2007 to the first quarter of 2011.

These results give us confidence that we can change some of our operations to make our Company even simpler and more efficient. We plan to take a fresh look at the specific products and services that we offer today and the manner in which we administer them. For example, because of prevailing economic conditions and our business focus, consumer products and services now account for a much smaller part of our banking operations than they did several years ago. Meanwhile, regulatory requirements for consumer products and services are increasing rapidly with no end in sight. With these trends, we would be remiss if we did not examine closely the opportunities that might exist to increase our operating efficiency or reduce expenses in these areas. Other areas of our business will receive similar attention.

We expect that this process will be both thorough and gradual with many of the benefits to the Company beneath the surface. That seems appropriate in light of how I began this Report. The most transformative changes at this Company seem to be beneath the surface of the simple measures of total assets and liabilities.

Thank you very much. Mr. Meredith and I will be happy to answer any questions that you might have.

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“Heritage Bank Ranked One of Healthiest In U.S.” Inside Business, November 1, 2010 *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ***

QUARTERLY NET INCOME COMPARISON
Quarter Ending
March 31, 2010
Quarter Ending
March 31, 2011
Percentage
Increase
$361,000 $560,000 55.1%
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LAST TWELVE MONTHS (“LTM”)
NET INCOME COMPARISON
LTM Ending
March 31, 2010
LTM Ending
March 31, 2011
Percentage
Increase
$1,262,000 $2,285,000 81.1%
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OPERATING EXPENSE COMPARISON
Note:  Operating Expenses for Quarter Ending March 31, 2011 Include Operating
Expenses for Corporate Headquarters and Financial District, Lynnhaven
and Hilltop Banking Centers Opened After March 31, 2007
Operating Expenses
Net of FDIC Deposit
Insurance Premiums
Minus:  FDIC Deposit
Insurance Premiums
Total Operating
Expenses
2.52% $1,993,000 $1,944,000
- 79,000
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- 5,000
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6.31% $2,072,000 $1,949,000
Percentage
Increase
Quarter Ending
March 31, 2011
Quarter Ending
March 31, 2007

FTEs at
March 31, 2007
FTEs at
March 31, 2011
Percentage
Decrease
74 57 23.0%
FULL-TIME-EQUIVALENT EMPLOYEES (“FTEs”)
COMPARISON
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“Heritage Bank Ranked One of Healthiest In U.S.” Inside Business, November 1, 2010 *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ***